Exhibit 99.1
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FOR IMMEDIATE RELEASE
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                                                              [GRAPHIC OMITTED]
                                                                   Maxcor
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             MAXCOR FINANCIAL GROUP DECLARES QUARTERLY CASH DIVIDEND
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            $.0625 per common share to be paid on September 14, 2004
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                     to holders of record on August 27, 2004
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          (New York - August 2, 2004) - Maxcor Financial Group Inc. (Nasdaq:
MAXF) announced today that its Board of Directors has declared a cash dividend of $.0625 per share of common stock for its second quarter ended June 30, 2004. The dividend will be paid on September 14, 2004 to holders of record on August 27, 2004. The anticipated annual dividend rate of $.25 per share represents a 2.8% yield based on today's closing share price of $8.95.

         Maxcor Financial Group Inc. (www.maxf.com), through its various Euro Brokers businesses, is a leading domestic and international inter-dealer brokerage firm specializing in interest rate and other derivatives, emerging market debt products, cash deposits and other money market instruments, U.S. Treasury and federal agency bonds and repurchase agreements, and other fixed income securities. Maxcor Financial Inc., the company's U.S. registered broker-dealer subsidiary, also conducts institutional sales and trading operations in corporate bonds, municipal bonds, convertible securities and equities. The company employs approximately 500 persons worldwide and maintains principal offices in New York, London and Tokyo.

For further information, please contact:

              Michelle Jordan (media)           Roger Schwed (Maxcor - New York)
              714-435-0678 (office)             646-346-7000 (office)
              949-632-7848 (cellular)


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This release contains certain "forward-looking" statements made pursuant to the
"safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "believes," "anticipates," "expects," "intends" and similar phrases. Such forward-looking statements, which describe our current beliefs concerning future business conditions and the outlook for the Company, are subject to significant uncertainties, many of which are beyond our control. Actual results or performance could differ materially from what we expect. Uncertainties include factors such as: market and economic conditions, including the level of trading volumes in the instruments we broker and interest rate volatilities; the effects of any additional terrorist acts or acts of war and governments' military and other responses to them; the success of our technology development and deployment; the status of our relationships with employees, clients, business partners, vendors and clearing firms; possible third-party litigations or regulatory actions against us or other unanticipated contingencies; the scope of our trading gains and losses; the actions of our competitors; and government regulatory changes. Reference is made to the "Cautionary Statements" section of our 2003 Annual Report on Form 10-K and to our subsequent filings with the Securities and Exchange Commission for a fuller description of these and additional uncertainties. The forward-looking statements made herein are only made as of the date of this press release, and we do not undertake any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
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